EXHIBIT 99.1
EXECUTION COPY

TENTH AMENDMENT TO CREDIT AGREEMENT

THE STEAK N SHAKE COMPANY, an Indiana corporation (the “Company”) and FIFTH THIRD BANK, a Michigan banking corporation, formerly known as Fifth Third Bank (Central Indiana) and as Fifth Third Bank, Indiana (Central) (the “Bank”), being parties to that certain Credit Agreement dated as of November 16, 2001, as previously amended (collectively, the “Agreement”), agree to further amend the Agreement by this Tenth Amendment to Credit Agreement (this “Amendment”) as follows.

1.            DEFINITIONS.  All defined terms used herein not otherwise defined in this Amendment shall have their respective meanings set forth in the Agreement.

(a)	Amended Definitions. The following definitions appearing under Section 1 of the Agreement are hereby amended and restated in their respective entireties as follows:

c.	“Applicable Spread” means that number of Basis Points to be taken into account in determining the LIBOR-based Rate, which, effective as of the date of the Tenth Amendment, shall be 350 Basis Points.

s.
“Interest Period” means each consecutive thirty (30) day period for which the Company shall have selected the LIBOR-based Rate, effective as of the first day of each Interest Period and ending on the last day of each Interest Period; provided, that if any Interest Period is selected to end on a date for which there is no numerical equivalent to the date on which the Interest Period commenced, then the Interest Period shall end instead on the last day of such calendar month.

mm.	“Revolving Loan Maturity Date” means January 30, 2010.

(b)	New Definitions. The following new definitions are hereby added to Section 1 of the Agreement as follows:

ddd.
 “Indebtedness” means, without duplication, (i) all obligations of the Company for borrowed money or with respect to deposits or advances of any kind, (ii) all obligations of the Company evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of the Company upon which interest charges are customarily paid, (iv) all obligations of the Company under conditional sale or other title retention agreements relating to property acquired by the Company, (v) all obligations of the Company in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi)  all guarantees by the Company of Indebtedness of others, (vii) all capital lease obligations of the Company, (viii) all obligations, contingent or otherwise, of the Company as an account party in respect of letters of credit and letters of guaranty, (ix) all obligations, contingent or otherwise, of the Company in respect of bankers' acceptances; (x) all obligations of the Company under leases of real estate or other property; all Obligations of the Company payable to the Bank hereunder; and (xi) all obligations of the Company payable to the Noteholders under the Prudential Note Purchase Agreement.

eee.	“Prudential Debt” means the Indebtedness payable to the Noteholders under the Prudential Note Purchase Agreement as of the date of determination.

fff.
“Tangible Net Worth” means the shareholders' equity of the Company less any allowance for goodwill, patents, trademarks, trade secrets, and any other assets which would be classified as intangible assets under GAAP, determined on a consolidated basis.

ggg.
“Tenth Amendment” means that certain agreement entitled “Tenth Amendment to Credit Agreement” entered into by and between the Company and the Bank dated as of November 21, 2008, for the purpose of amending this Agreement.

hhh.	“Total Liabilities” means, at any date, the aggregate principal amount of all Indebtedness of the Company at such date, determined on a consolidated basis in accordance with GAAP.

iii.
“Unfunded Capital Expenditures” means an amount not less than $0 equal to the Company’s capital expenditures as shown under “Investing Activities” in the Company’s consolidated Statement of Cash Flows, minus proceeds from property and equipment disposals under “Investing Activities” in the Company’s consolidated Statement of Cash Flows, minus proceeds from the issuance of long-term debt, and minus proceeds from sale-leaseback transactions included under “Financing Activities” in the Company’s consolidated State of Cash Flows.

2.            RENEWAL/DECREASE OF COMMITMENT/PRO RATA PAYMENTS.  Section 2(a)(i), the first sentence of Section 2(a)(ii), and Section 2(a)(v) of the Agreement are hereby amended and restated in their respective entireties as follows:

(i)
The Commitment -- Use of Proceeds.  From the date of the Tenth Amendment and until the Revolving Loan Maturity Date, the Bank agrees to make Advances (collectively, the “Revolving Loan”) to the Company from time to time under a revolving line of credit of amounts not exceeding in the aggregate principal amount at any time outstanding the amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) (the “Commitment”); provided, that in the event of a prepayment of Prudential Debt as permitted in Section 2(a)(v) below, the Commitment shall permanently reduce by a like amount until the Commitment equals Twenty Million and No/100 Dollars ($20,000,000.00) where it shall remain until the Revolving Loan Maturity Date or until modified sooner by mutual agreement of the Bank and the Company. Proceeds of the Revolving Loan may be used by the Company only to fund general corporate purposes.

(ii)
Method of Borrowing.  The obligation of the Company to repay the Revolving Loan shall be evidenced by a Promissory Note of the Company in the form of Exhibit “A” attached to the Tenth Amendment (the “Revolving Note”).

(v)
Payments of Principal/Prepayment of Prudential Debt.  The aggregate outstanding principal amount of the Revolving Loan shall be due and payable as necessary in order that the aggregate outstanding principal amount of the Revolving Loan does not exceed the Commitment at any time. All outstanding and unpaid principal of the Revolving Loan shall be due and payable in full on the Revolving Loan Maturity Date. After the occurrence and continuation of an Event of Default and simultaneously with the making of any prepayment of the Prudential Debt prior to its regularly scheduled payment date or dates under the Prudential Note Purchase Agreement, an additional payment of principal, together with accrued interest thereon, shall be due and payable on the Revolving Loan in a prorata amount calculated on the aggregate outstanding principal balance of the Revolving Loan and the aggregate outstanding principal amount of the Prudential Debt immediately prior to such prepayment.

3.            FINANCIAL COVENANTS.  Sections 5(g)(i) and  5(g)(ii) of the Agreement are hereby deleted in their respective entireties, and new Sections 5(g)(iii) and 5(g)(iv) are hereby added to the Agreement as follows:

(iii)	Fixed Charge Coverage Ratio. Effective as of the date of the Tenth Amendment, the Company shall maintain a Fixed Charge Coverage Ratio (as hereinafter defined)greater than or equal to:

•	0.70 to 1.00 as of the end of the fiscal quarter ending December 17, 2008;
•	1.10 to 1.00 as of the end of the fiscal quarter ending April 8, 2009;
•	1.20 to 1.00 as of the end of the fiscal quarter ending July 1, 2009;
•
1.20 to 1.00 as of the end of fiscal quarters ending September 30, 2009, and December 23, 2009, and as of the end of the period of four (4) fiscal quarters ending September 30, 2009, and December 23, 2009, respectively.

For purposes of this covenant, the phrase “Fixed Charge Coverage Ratio” means the ratio of: (A) the sum of the Company’s consolidated net income (adjusted to exclude the one-time impairment charge in 2008 and any gains or losses from asset sales), plus non-cash stock compensation, interest expense, rental expense, and depreciation and amortization, to (B) the sum of the Company’s interest expense, plus rental expense the current portion of long term debt, the current portion of leases, and Unfunded Capital Expenditures; with each item in the foregoing in clauses (A) and (B) determined for the one fiscal quarter tested (except for the period of four (4) consecutive fiscal quarters ending September 30, 2009, and December 23, 2009), and with the current portion of all lease obligations and the current portion of long term debt determined by dividing by four (4) such amounts as of the last day of each such fiscal quarter tested (except for the period of four (4) consecutive fiscal quarters ending September 30, 2009, and December 23, 2009).

(iv)
Total Liabilities to Tangible Net Worth Ratio.  Effective as of the date of the Tenth Amendment, the Company shall maintain as of the end of each fiscal quarter, commencing with the fiscal quarter ending December 17, 2008, its ratio of Total Liabilities to Tangible Net Worth at less than or equal to 1.10 to 1.00.

4.            WAIVERS.  The Bank hereby waives the violations of: (i) Section 5(g)(i) of the Agreement with respect to the failure by the Company to maintain a maximum ratio of Funded Debt to EBITDA of not more than 4.75 to 1.00 for the period of our (4) fiscal quarters ending September 24, 2008;  and (ii) Section 5(g)(ii) of the Agreement  with respect to the failure of the Company to maintain a debt service coverage ratio of not less than .70 to 1.00 for the period of four (4) fiscal quarters ending September 24, 2008.  Nothing in this paragraph shall be construed as a waiver of any other term or condition of the Agreement or be construed as a commitment on the part of the Bank to waive any subsequent violation of the same or any other term or condition set forth in the Agreement, as amended by this Amendment.

5.            REPRESENTATIONS AND WARRANTIES/SCHEDULE OF REAL ESTATE.  In order to induce the Bank to enter into this Amendment, the Company affirms that the representations and warranties contained in the Agreement are correct as of the date of this Amendment, except that (i) they shall be deemed to also refer to this Amendment as well as all documents named herein and, (ii)  Section 3(d)  of  the Agreement  shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company delivered to the Bank.  The Company further represents and warrants that there are presently no liens on any assets of the Company, whether real or personal,  other than the liens on the personal property assets of the Company granted to the Bank as collateral agent for itself and the Noteholders  pursuant to the Intercreditor Agreement, except those liens and encumbrances permitted pursuant to Section 6(b) of the Agreement. In support of this representation and warranty, the Company shall provide to the Bank within five (5) days of the execution of this Amendment a Schedule of Real Estate showing each parcel of real estate owned or leased by the Company, its address, revenues, and net operating income or loss, as the case may be. Such Schedule shall be on a form reasonably acceptable to the Bank.

6.            EVENTS OF DEFAULT.  The Company certifies to the Bank that no Event of Default or Unmatured Event of Default under the Agreement, as amended by this Amendment, has occurred and is continuing as of the date of this Amendment, except as are waived herein.

7.            CONDITIONS PRECEDENT.  As conditions precedent to the effectiveness of this Amendment, the Bank shall have received the following contemporaneously with execution and delivery of this Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

(i)	This Amendment duly executed by the Company.

(ii)	The Revolving Note in the form of Exhibit "A" attached hereto duly executed by the Company.

(iii)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "B" duly executed by Steak n Shake Operations, Inc.

(iv)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "C" duly executed by Steak n Shake Enterprises, Inc.

(v)	The Reaffirmation of Guaranty Agreement in the form attached hereto as Exhibit "D" duly executed by SnS Investment Company.

(vi)
Payment by the Company of $5,000,000 to each of the Bank and to the Noteholders in partial payment of the outstanding Indebtedness under the Credit Agreement and the Prudential Note Purchase Agreement as of the date of this Amendment.

(vii)
Resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance, respectively, of this Amendment, the Revolving Note, and all other Loan Documents provided for in this Amendment to which the Company is a party certified by the Secretary of the Board of Directors of the Company as being in full force and effect and duly adopted as of the date hereof.

(viii)
The Certificate of the Secretary of the Board of Directors of the Company certifying the names of the officer or officers authorized to execute this Amendment, the Revolving Note, and all other Loan Documents provided for in this Amendment to which the Company is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(ix)
Resolutions of the Board of Directors of Steak n Shake Operations, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Operations, Inc. is a party certified by the Secretary of the Board of Directors of Steak n Shake Operations, Inc. as being in full force and effect and duly adopted as of the date hereof.

(x)
The Certificate of the Secretary of the Board of Directors of Steak n Shake Operations, Inc. certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Operations, Inc. is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(xi)
Resolutions of the Board of Directors of Steak n Shake Enterprises, Inc., an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Enterprises, Inc. is a party certified by the Secretary of the Board of Directors of Steak n Shake Enterprises, Inc. as being in full force and effect and duly adopted as of the date hereof.

(xii)
The Certificate of the Secretary of the Board of Directors of Steak n Shake Enterprises, Inc. certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which Steak n Shake Enterprises, Inc. is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(xiii)
Resolutions of the Board of Directors of SnS Investment Company, an Indiana corporation, authorizing the execution, delivery and performance, respectively, of its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which SnS Investment Company is a party certified by the Secretary of the Board of Directors of SnS Investment Company as being in full force and effect and duly adopted as of the date hereof.

(xiv)
The Certificate of the Secretary of the Board of Directors of SnS Investment Company certifying the names of the officer or officers authorized to execute its Reaffirmation of Guaranty Agreement and all other Loan Documents provided for in this Amendment to which SnS Investment Company is a party, together with a sample of the true signature of each such officer, dated as of the date of this Amendment.

(xv)
Execution of an amendment to the Prudential Note Purchase Agreement containing terms acceptable to the Bank and not requiring the taking of mortgage liens on any real property of the Company, whether owned or leased, prior to March 31, 2010, and for the mutual benefit of the Noteholders and the Bank on a paripassu basis, and not requiring or implying that the Bank shall or is required to act as collateral agent for the taking of such mortgages.

(xvi)	Payment to the Bank of an amendment fee equal to $25,000.

8.            PRIOR AGREEMENTS.  The Agreement, as amended by this Amendment, supersedes all previous agreements and commitments made or issued by the Bank with respect to the Loans and all other subjects of this Amendment, including, without limitation, any oral or written proposals which may have been made or issued by the Bank.

9.            EFFECT OF AMENDMENT.  The provisions contained herein shall serve to supplement and amend the provisions of the Agreement.  To the extent that the terms of this Amendment conflict with the terms of the Agreement, the provisions of this Amendment shall control in all respects.

10.            REAFFIRMATION.  Except as expressly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect as originally written and as previously amended.

11.            COUNTERPARTS.   This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall be one and the same agreement.

IN WITNESS WHEREOF, the Company and the Bank have executed and delivered in Indiana this Tenth Amendment Credit Agreement by their respective duly authorized officers as of November 21, 2008.

THE STEAK N SHAKE COMPANY, an Indiana corporation

By:	/s/ Duane E. Geiger

Duane E. Geiger, Interim Chief Financial Officer, Vice President

FIFTH THIRD BANK, a Michigan banking corporation, formerly known as Fifth Third Bank (Central Indiana), and Fifth Third Bank, Indiana (Central)

By:	/s/ William J. Krummen
William J. Krummen, Vice President

SCHEDULE OF EXHIBITS

Exhibit "A"	Promissory Note (Revolving Loan)($25,000,000.00) (The Steak n Shake Company)

Exhibit "B"	Reaffirmation of Guaranty Agreement (Steak n Shake Operations, Inc.)

Exhibit "C"	Reaffirmation of Guaranty Agreement (Steak n Shake Enterprises, Inc.)

Exhibit "D"	Reaffirmation of Guaranty Agreement (SnS Investment Company)